SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 28, 2024

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2024, Nemaura Medical Inc. (the “Company”) filed with the Nevada Secretary of State a certificate of amendment (the “Amendment”) to its articles of incorporation, as amended (the “Articles”), to increase the authorized shares of common stock from 42,000,000 to 62,000,000. As previously disclosed, on January 18, 2024, the Company’s Board of Directors unanimously approved and declared advisable the Amendment. Also as previously disclosed, at the Company’s annual meeting of stockholders held on February 27, 2024, stockholders approved the Amendment. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with Nevada Secretary of State of February 28, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

Date: April 19, 2024	By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury Chief Executive Officer